SCHEDULE 14A

(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. ___)

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Check the appropriate box:
[     ] Preliminary Proxy Statement
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[ X ] Definitive Proxy Statement
[     ] Definitive Additional Materials
[     ] Soliciting Material Pursuant to Rule 14a-12

Community National Bancorporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROPOSAL ONE: ELECTION OF DIRECTORS
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EQUITY COMPENSATION PLAN INFORMATION
CODE OF ETHICS
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
OTHER MATTERS WHICH MAY COME BEFORE THE MEETING
ADDITIONAL INFORMATION
APPENDIX A
APPENDIX B
APPENDIX C

(3) Filing Party:

(4) Date Filed:

COMMUNITY NATIONAL BANCORPORATION
561 East Washington Avenue
Ashburn, Georgia 31714

NOTICE OF THE 2004 ANNUAL MEETING OF SHAREHOLDERS

DATE:	Wednesday, May 26, 2004

TIME:	10:00 a.m., local time

PLACE:	The Thrasher House
720 Hudson Avenue
Ashburn, Georgia 31714

     Dear Community National Bancorporation Shareholder:

     NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders (the “Annual Meeting”) of Community National Bancorporation (the “Company”) will be held at the aforementioned place on the aforementioned date and time for the following purposes:

          1. To elect four Class II directors, each to hold office for a three-year term and until his or her successor has been duly elected and qualified;

          2. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Information relating to the above matters is set forth in the Proxy Statement accompanying this Notice. Only holders of the Company’s common stock, no par value, as of the close of business on April 20, 2004 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

     In addition to the Proxy Statement and the proxy card or broker voting instruction card, a copy of the Company’s Annual Report is enclosed with this Notice.

     You are cordially invited to attend the Annual Meeting in person. Whether or not you are able to attend the meeting, please vote your shares as instructed by these materials as soon as possible.

April 27, 2004	By Order of the Board of Directors,

/s/ Theron G. Reed Theron G. Reed
President and Chief Executive Officer

COMMUNITY NATIONAL BANCORPORATION
561 East Washington Avenue
Ashburn, Georgia 31714

PROXY STATEMENT FOR THE
2004 ANNUAL MEETING OF SHAREHOLDERS
To be held on May 26, 2004 at 10:00 a.m.

Questions and Answers About the Proxy Materials and the Annual Meeting

Why did you send me this proxy statement?

     The Board of Directors of Community National Bancorporation, a Georgia corporation (the “Company”), has sent this proxy statement to you to solicit your proxy to vote at the Company’s 2004 Annual Meeting of Shareholders to be held on May 26, 2004, beginning at 10:00 a.m. local time (the “Annual Meeting”). The Annual Meeting will be held at The Thrasher House, 720 Hudson Avenue, Ashburn, Georgia 31714. This proxy statement contains important information about the proposal to be considered and voted on at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy or voting instruction card. These proxy materials were first sent or given on or about April 27, 2004 via first class mail to all shareholders of record of the Company entitled to vote at the Annual Meeting.

Who may vote at the Annual Meeting?

     Only shareholders of record of the Company’s common stock, no par value (the “Common Stock”) at the close of business on April 20, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. On the Record Date, there were 2,008,595 shares of the Common Stock issued and outstanding held by approximately 1219 shareholders of record. The Common Stock is the Company’s only class of voting stock.

How many votes do I have?

     Each share of Common Stock that you own entitles you to one vote. The enclosed proxy card indicates the number of shares of Common Stock that you own.

What if my shares are held through a broker?

     Many of the Company’s shareholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially through a broker, bank or other nominee.

Shares Owned as a Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Registrar and Transfer Company, you are considered, with respect to those shares, to be the shareholder of record, and the Company is sending these proxy materials directly to you as such. As the shareholder of record, you may give representatives of the Company a proxy to vote your shares as you direct, or you may vote in person at the Annual

Meeting. The Company has enclosed a proxy card for you to use.

Shares Owned Beneficially Through a Broker, Bank or Other Nominee. Shares that are registered in the name of a brokerage account or by a bank or other nominee are commonly referred to as being held in “street name.” If you hold your shares in street name, these proxy materials were forwarded to you by your broker or nominee, which is considered, with respect to those shares, to be the shareholder of record. As the beneficial owner of shares held in street name, you have the right to direct the broker or nominee how to vote your shares. You also have the right to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you first obtain a signed proxy from the shareholder of record giving you the right to vote the shares. Your broker or nominee has enclosed or provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. The broker or nominee also has provided you with instructions on how to obtain a proxy to vote your shares at the Annual Meeting should you wish to do so.

How do I vote in person at the Annual Meeting?

     Shares held directly in your name as the shareholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card and proof of identification. If you hold your shares in street name, you must have a signed proxy from the broker, bank or other nominee in order to vote your shares in person at the Annual Meeting.

     Even if you currently plan to attend the Annual Meeting, the Company recommends that you also submit your proxy as described below so that your vote will be counted if you ultimately do not attend the meeting.

How do I vote by proxy?

     Whether you hold shares directly as the shareholder of record or in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by mail. Please refer to the instructions included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

     Whether or not you plan to attend the Annual Meeting, the Company urges you to complete and sign the enclosed proxy card and return it to the Company promptly in the accompanying envelope. Returning the proxy card will not affect your right to attend and vote at the Annual Meeting. If you properly complete and sign the proxy card and send it to the Company in advance of the Annual Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed.

     If your shares are held in street name, you must instruct your broker or nominee as to how your shares should be voted. If you fail to do so, the broker or nominee may be authorized to vote for you on some routine items but prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes.

     The Company does not know of any matters other than the election of directors that will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, your proxy will be voted on those matters as determined in the discretion of the proxy holder.

How do I revoke my proxy?

     You may revoke or change your proxy or voting instruction at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may revoke your proxy in any of three ways:

•	You may send in another proxy with a later date.

•	You may notify the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy.

•	You may vote in person at the Annual Meeting.

Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

     For shares held by you in street name, you may revoke or change your proxy by submitting new voting instructions to your broker or nominee, or you may vote your shares at the Annual Meeting if you have first obtained a proxy from your broker or nominee.

What is the quorum requirement for the Annual Meeting?

     In order to carry on the business of the Annual Meeting, there must be a quorum. A quorum requires the presence, in person or by proxy, of the holders of at least a majority of the votes of each class of stock entitled to vote at the Annual Meeting. The Company counts abstentions and broker non-votes as present and entitled to vote for purposes of determining a quorum.

How will votes be counted?

     Directors will be elected by a plurality of the votes cast at the Annual Meeting. This means that only votes cast for a nominee will be counted, and the four nominees for director who receive the most votes will be elected as directors. Broker non-votes and instructions to withhold authority to vote for any nominee will result in that nominee receiving fewer votes.

     The proposal to elect directors will not create dissenters’ rights under Georgia law. Shareholders of the Company do not have the right to cumulate their votes for the election of directors.

Who will pay for this proxy solicitation?

     The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the Company’s directors, officers and employees may solicit proxies or votes in person, by telephone or by other electronic means of communication. The Company’s directors, officers and employees will not receive any additional compensation for these solicitation activities. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding these proxy materials to shareholders.

How can I submit a shareholder proposal for the next annual meeting?

     You may submit proposals for consideration at future shareholder meetings, including director nominations. If you wish to submit proposals for inclusion in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders, you must submit such proposals so that they are received by the Company no later than January 27, 2005. Such proposals must comply with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, and all other applicable proxy rules and requirements contained in the Company’s bylaws relating to shareholder proposals in order to be included in the Company’s proxy materials.

     If you wish to nominate persons for election to the Company’s Board of Directors or submit some other proposal for consideration at an annual meeting of the Company’s shareholders, but do not wish to submit the proposal for inclusion in the Company’s proxy materials pursuant to Rule 14a-8, you must:

•	Notify the Company’s Secretary in writing not less than 60 or more than 90 days before the Annual Meeting.

•	If the Company gives you fewer than 40 days’ notice or prior public disclosure of the meeting date, however, you may notify the Company within 10 days after the notice was mailed or publicly disclosed.

•	Your notice must contain the specific information required by the Company’s bylaws.

     Shareholder nominations for election of directors and other proposals should be submitted to Community National Bancorporation, Attention: Secretary, 561 East Washington Avenue, Ashburn, Georgia 31714. You may also contact the Company’s Secretary at the above address for a copy of the relevant bylaw provisions regarding the requirements for making shareholder proposals and nominating director candidates.

Where can I find more information about the Company?

     The Company is subject to the informational requirements of the Exchange Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may inspect and copy the reports, proxy statements and other information filed with respect to the Company in the public reference room of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission toll-free at 1-800-SEC-0330 for further information about the public reference room. The SEC also maintains a World Wide Web site on the Internet at http://www.sec.gov that contains reports, proxy and information statements, registration statements and other information filed with the SEC through the EDGAR system.

PROPOSAL ONE: ELECTION OF DIRECTORS

     The Board of Directors is currently composed of thirteen members, and after the Annual Meeting, assuming all of the nominees listed below are elected, the Board of Directors will also be composed of thirteen members. Our current directors are as follows:

Name	Age	Position
Sara Ruth Raines	58	Chairman of the Board of Directors and Class II Director
Lloyd Greer Ewing	59	Class II Director
Grady Elmer Moore	69	Class II Director
Joe Sheppard	70	Class II Director
Bobby Y. Franklin	57	Class III Director
Benjamin E. Walker	73	Class III Director
Jimmie Ann Ward	66	Class III Director
Freddie J. Weston, Jr.	66	Class III Director
T. Brinson Brock, Sr.	47	Class I Director
Willis R. Collins	59	Class I Director
Shirley Crawford	67	Class I Director
Donald M. Crews	56	Class I Director
Benny W. Denham	73	Class I Director

     Directors of the Company are elected at the annual meeting of the Company’s shareholders. In accordance with the Company’s articles of incorporation, the Board of Directors is divided into three classes, Class I, Class II and Class III, whose terms are staggered so that approximately one-third of the Board is elected at each annual meeting of the shareholders. Members of each class serve for a term of three years and until their successors are elected. Under the Company’s Articles of Incorporation and Bylaws, vacancies occurring on the Board of Directors between annual meetings may be filled by the vote of a majority of the directors then in office to serve for the unexpired term of the director whose vacancy is being filled. The Class I directors serve until the expiration of their terms at the 2006 annual meeting of shareholders. The Class II directors terms expire at the upcoming 2004 Annual Meeting, and have been nominated for reelection at the Annual Meeting. The Class III directors serve until the expiration of their terms at the 2005 annual meeting of shareholders.

Current Nominees for Director

     The biographies of the Class II directors, each of whom has been nominated for reelection at the Annual Meeting, follows. Except as otherwise indicated, each nominee has been or was engaged in his or her present or last principal occupation, in the same or a similar position, for more than five years. The Board recommends that you vote “FOR” the election of each of the five nominees.

     Lloyd Greer Ewing has served as a director of the Company since August 1989, and of Community National Bank, the Company’s wholly-owned subsidiary (“CNB”), since August 1990. He served as Chairman of the Board for the Company from August 1996 to July 1998. Mr. Ewing joined Ewing Buick, Pontiac, GMC Trucks, Inc. in 1973 and has held various positions in that company. He is now its President and General Manager. Mr. Ewing is a former member of the Board of Directors at First Federal Savings Bank of Turner County.

     Grady Elmer Moore has served as a director of the Company since August 1989, and of CNB since August 1990. Mr. Moore runs a row crop operation, G.M. Farms, Inc., which he has managed for the past thirty-six years.

     Sara Ruth Raines currently serves as the Chairman of the Board of the Company. She has served as a director of the Company since August 1989, and as a director of CNB since August 1990. Ms. Raines also served as Chairman of the Board of CNB from August 1998 to August 2000. She is the President of Raines Investment Group, Inc., which is a franchisee of Aaron’s Sales and Leasing.

     Joe Sheppard has served as a director of the Company since May 1999. He has served as Chairman of the Board of Resource Systems, Inc., an Atlanta-based company engaged in the telecommunications business, for more than seven years.

Continuing Class I Directors

     T. Brinson Brock has served as a director of the Company since August 1989, as President and Chief Executive Officer of CNB since March 24, 1998, a director and Secretary of CNB since August 1990, and as a director of First National Bank, Tarpon Springs (“Tarpon”), a subsidiary of the Company, since February 2000. In addition, he served as the President and Chief Executive Officer of the Company from June 1999 until June 2002, as Executive Vice President and Acting Chief Executive Officer from March 24, 1998 to June 7, 1999, and as Secretary of the Company from November 1989 to May 1998. Mr. Brock raises beef cattle and places many FFA and 4H show calves for club members across the state. He also raises quarter and registered miniature horses, which his children show and sell. He serves as Vice President of the Turner County Cattlemen’s Association. He is an active member of the Agricultural Committee of the Georgia Banker’s Association and is an instructor in various American Institute of Banking and bank training programs. Mr. Brock is a member of both the Turner and Crisp County Chambers of Commerce. He is a deacon of Ashburn First Baptist Church.

     Willis R. Collins has served as director of the Company since August 1989, and served as Chairman of the Board from August 2000 to July 2002 and from August 1990 to July 1992. He has served as a director of CNB since August 1990. Mr. Collins served as a Commissioner of Turner County, Georgia from 1986 to 1993. He founded Cotton Warehouse, Inc. in 1988 and is a partner and manager of Arabi Gin Company.

     Shirley Crawford has served as a director of the Company and of CNB since July 2002. She is a community volunteer in Turner County.

     Donald M. Crews has served as a director of the Company since May 1999. Mr. Crews has been the owner and operator of Furniture Factory Outlet, St. Marys, Georgia, since 1985. Mr. Crews also owns and manages real estate. Mr. Crews is a past director of the Camden/Kingsbay Chamber of

Commerce and the Camden/Kingsbay Navy League and has served for seven years on the Better Business Committee for Camden County.

     Benny W. Denham has served as a director of the Company since August 1989 and of CNB since August 1990. Mr. Denham currently serves as the Chairman of the Board of CNB and served as Chairman of the Board of the Company from August 1992 to July 1994. Mr. Denham is a co-owner of Denham Farms and has operated this farming business since 1951. Mr. Denham has been a director of Oglethorpe Power Company since 1988, and serves as its Chairman. Mr. Denham also serves on the Georgia Electric Membership Corporation Executive Committee and is a past President. He is also director of Irwin Electric Membership Corporation and served as Chairman for several years. Mr. Denham served as a Commissioner of Turner County, Georgia from 1980 to 1990.

Continuing Class III Directors

     Bobby Y. Franklin has served as a director of the Company since May 1999. Mr. Franklin has been the owner and operator of B&D Tire Company in Kingsland, Georgia, since 1979 and the owner of Franklin Properties in Hilliard, Florida, since 1979. Mr. Franklin serves as director of the Georgia Tire and Retreaders Dealers Association.

     Benjamin E. Walker has served as a director of the Company since August 1989, and of CNB and Tarpon since August 1990 and March 2000, respectively. He served as Chairman of the Board of the Company from August 1994 to July 1996. Mr. Walker is a part-owner of M & W Sportswear, Inc., a local garment contracting company. Mr. Walker is also a co-owner of SWS Garment, Inc., a uniform manufacturing company in Fitzgerald, Georgia.

     Jimmie Ann Ward has served as a director of the Company since August 1989, and of CNB since August 1990. Mrs. Ward is Vice President of Ward Land Company and is a community volunteer in Turner County.

     Freddie J. Weston, Jr. has served as a director of the Company since August 1989, as a director of CNB since August 1990, and as Chairman of CNB from August 2000 to July 2002. Mr. Weston served in the U.S. Army for more than twenty-five years, retiring in October 1981. From 1983 until his retirement in 2002, he served as the coordinator of Vocational Academic Education at Turner County High School, where he was Assistant Principal and Principal.

Meetings of the Board of Directors and Committees

     The Company’s Board of Directors held 11 meetings during the year ended December 31, 2003. Each director attended at least 75% of the aggregate of the total number of board meetings and of the meetings of each board committee on which he or she served.

     The Board of Directors has established a standing Audit Committee composed of Willis R. Collins (Chairman), Lloyd G. Ewing and Benjamin E. Walker, each of whom is independent as defined in the listing standards of NASDAQ. The Board of Directors has determined that there is no “audit committee financial expert,” as defined by the rules of the SEC, serving on the Audit Committee at this time. The Board believes that the current Audit Committee, as a whole, possesses the necessary financial sophistication, expertise, and understanding of the Company’s business and industry to effectively oversee the Company’s audit process and financial reporting, and to discharge the other responsibilities delineated in the Company’s Audit Committee Charter, a copy of which is attached hereto as Appendix A. The Board also believes that, given the size, industry, and financial resources of the Company, recruiting an individual who qualifies as an audit committee financial expert would be prohibitively expensive, if such an individual could be successfully recruited at all. The Board and the Audit Committee will continue to monitor the Audit Committee’s performance and continue to assess the desirability of recruiting an audit committee financial expert. In 2003, the Audit Committee recommended the appointment of the Company’s independent auditors, met with the independent auditors to review their report on the financial statements of the company, and carried out various other responsibilities.

     The Board of Directors has established a standing Nominating Committee composed of Ms. Raines and Messrs. Collins and Denham and has adopted a Nominating Committee Charter, a copy of which is attached hereto as Appendix B. See “Nominations Process” below for information regarding the Company’s policies and procedures for director nominations.

Executive Officers

     Biographical information for each of the Company’s executive officers is set forth below.

     Theron G. Reed, age 61, has served as the Company’s President and Chief Executive Officer of the Company since June 2002. He is a co-founding director of the Company and served as its first President and Chief Executive Officer from November 1989 until March 1998. Mr. Reed served as president of Rockwood Industries from March 1998 to June 2002. He was employed by the Ashburn Bank from 1965 until April 1989, serving as President and CEO from March 1980 until his resignation in April 1989.

     W. Paul Gephart, age 45, is the Company’s Chief Financial Officer. Mr. Gephart, a Certified Public Accountant, has served as the Chief Financial Officer of Tarpon since August 11, 2003. From August 2002 through August 2003, Mr. Gephart was the principal of Gephart, CPA, a public accounting firm in Tampa, Florida. He also served as Chief Financial Officer of Vertical Health Solutions, Inc., an SEC reporting marketing company based in Largo, Florida, from August 2001 through August 2002, and was employed by MaxxAir Vent Corporation, a manufacturer of injection molded RV products from January 2001 through August 2001 and ASI Building Products, Inc., a building materials distributor based in Tampa, Florida, from 1989 through 2000.

     The Board elects the executive officers to serve until they are removed, replaced or resign.

Executive Compensation

     The following table sets forth the compensation paid to the named executive officers of the Company for each of the Company’s last three completed fiscal years:

SUMMARY COMPENSATION TABLE

Annual Compensation

				Other Annual
	Year	Salary	Bonus	Compensation
Name and Principal Position (a)	(b)	(c)	(d)	(e)
Theron G. Reed	2003	$100,000	$10,000	$0
President and Chief Executive	2002	55,716	1,500	0
Officer	2001	N/A	N/A	N/A

     Mr. Reed joined the Company as President and Chief Executive officer in June 2002.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

     In 2003, the Company did not make any grants of stock options or stock appreciation rights to named executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST
FISCAL YEAR AND FY-END OPTION/SAR VALUES

     During 2003, no named executive officers exercised options to purchase Company stock or stock appreciation rights related to Company stock. As of December 31, 2003, no named executive officer held any options to purchase Company stock or stock appreciation rights related to Company stock.

Director Compensation

     Each director of the Company receives $500 per month. Directors were not paid for attendance at scheduled or special meetings of the Board of Directors during 2003. Certain members of the Board of Directors also serve on the board of one or both of the Company’s subsidiary banks, and such directors receive additional fees for attending the board meetings of the Company’s banks.

Report of the Audit Committee

     The Audit Committee oversees the Company’s financial reporting and audit processes on behalf of the Board of Directors. Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent auditors are responsible for performing an audit of the Company’s consolidated financial statements prepared by management in accordance with generally accepted auditing standards, and for issuing a report thereon as to whether such financial statements fairly represent the financial position, results of operations and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. The Audit Committee monitors these processes, relying without independent verification on the information provided to us and on the representations made by management and the independent auditors. Among other things, the Audit Committee is also responsible for engaging the independent auditors, establishing their compensation, and for pre-approving all audit and permitted non-audit fees to be paid to the independent auditors.

     The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the fiscal year ended December 31, 2003 with management of the Company. Management has represented to the Audit Committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.

     The Audit Committee has reviewed with Francis & Company, C.P.A.s, the Company’s independent auditors, their judgments on the quality, not just the acceptability, of the Company’s accounting principles and such other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has also received from Francis & Company, C.P.A.s, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Francis & Company, C.P.A.s its independence from the Company.

     Based on these reviews and discussions, the Audit Committee has recommended to the Board of Directors (and the Board of Directors has approved) that the Company’s audited financial statements be included in the Company’s annual report on Form 10-KSB for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

Willis R. Collins
Lloyd G. Ewing
Benjamin E. Walker

Appointment of Auditors for Fiscal 2004

     Upon the recommendation of the Audit Committee, the Board has reappointed Francis & Company, C.P.A.s, as the independent public accounting firm to audit our financial statements for the fiscal year ending December 31, 2004. Representatives of Francis & Company, C.P.A.s, are not expected be present at the Annual Meeting.

Fees Paid to the Company’s Independent Auditors

     Audit Fees. During the fiscal years ended December 31, 2003 and 2002, audit fees of $108,900 and $103,300, respectively, were billed to the Company by Francis & Company for audits of the annual consolidated financial statements included in the Company’s Annual Reports on Form 10-KSB and reviews of the consolidated financial statements included in the Company’s Quarterly Reports on Form 10-QSB.

     Audit Related Fees. During the fiscal years ended December 31, 2003 and 2002, audit-related fees of $25,900 and $23,100, respectively, were billed to the Company by Francis & Company for services related to the sale of a subsidiary and services related to various accounting matters.

     Tax Fees. During the fiscal years ended December 31, 2003 and 2002, tax fees of $10,200 and $11,600, respectively, were billed to the Company by Francis & Company for services related to the preparation of the Company’s annual state and federal tax returns and for tax planning services.

     All Other Fees. The Company was not billed any fees for any other services by Francis & Company during the fiscal years ended December 31, 2003 and 2002.

Nominations Process

     The Board of Directors has appointed a standing Nominating Committee and adopted a formal Nominating Committee Charter, which is attached hereto as Appendix B. Each member of the Nominating Committee identified above is independent as defined by the rules of NASDAQ.

     The Board of Directors and the Nominating Committee have never received a recommendation from a shareholder as to a candidate for nomination to the Board of Directors and therefore have not previously formed a policy with respect to consideration of such a candidate. However, it is the Nominating Committee’s intent to consider any security holder nominees that may be put forth in the future. The Nominating Committee has not identified any specific, minimum qualifications or skills that it believes must be met by a nominee for director. It is the intent of the Nominating Committee to review from time to time the appropriate skills and characteristics of directors in the context of the current make-up of the Board and the requirements and needs of the Company at a given time. Given the current composition, stability and size of the Board of Directors and the Company and the fact that the director nominees are standing for re-election, the Board and the Nominating Committee have not considered other candidates for election at the upcoming Annual Meeting.

     Security holders wishing to nominate a candidate for consideration at the Annual Meeting of Shareholders in 2005 should submit the nominee’s name, affiliation and other pertinent information along with a statement as to why such person should be considered for nomination. Such nominations should be addressed to the Nominating Committee in care of the Secretary of the company and be received no later than 120 days before the date of the Annual Meeting of Shareholders. The Nominating Committee will evaluate any such nominees in a manner similar to that for all director nominees, considering the skills and characteristics of such nominees as well as the needs and best interests of the Company.

Communication Between Security Holders and the Board of Directors

     Security holders wishing to communicate with members of the Board of Directors should send a letter to the Secretary of the company with instructions as to which director(s) is to receive the communication. The Secretary will forward the written communication to each member of the Board of Directors identified by the security holder or, if no individual director is identified, to all members of the Board of Directors. The Company has not in the past required members of the Board of Directors to attend each Annual Meeting of Shareholders because the formal meetings have been attended by relatively few shareholders, and have generally been very brief and procedural in nature. A majority of the Company’s directors attended the 2003 Annual Meeting of Shareholders. The Board will continue to monitor shareholder interest and attendance at future meetings and reevaluate this policy as appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Share Ownership of Directors and Executive Officers

     The following table sets forth, as of April 20, 2004, the number of shares of Common Stock owned by (i) each person known to the Company to beneficially own more than 5% of the Company’s outstanding Common Stock; (ii) each director and nominee for director; (iii) each executive officer, and (iv) all directors and executive officers as a group. Unless otherwise indicated, the address of each individual below is c/o Community National Bancorporation, 561 East Washington Avenue, Ashburn, Georgia 31714.

	Amount and Nature of
	Beneficial		Percent
Name and Address of Beneficial Owner	Ownership(1)		of Class(1)
T. Brinson Brock, Sr.	84,665	(2)	4.21%
Willis R. Collins	92,165	(3)	4.58%
Shirley Crawford	95,222	(4)	4.74%
Donald W. Crews	31,510	(5)	1.56%
Benny W. Denham	32,830	(6)	1.63%
Lloyd Greer Ewing	39,211	(7)	1.95%
Bobby Y. Franklin	41,000	(8)	2.02%
W. Paul Gephart	0		0%
710 East Tarpon Avenue Tarpon Springs, Florida 34689

	Amount and Nature of
	Beneficial		Percent
Name and Address of Beneficial Owner	Ownership)(1)		of Class(1)
Grady Elmer Moore	81,050	(9)	4.03%
Sara Ruth Raines	70,509	(10)	3.51%
Theron G. Reed	21,201		1.05%
Joe S. Sheppard	22,000	(11)	1.09%
Benjamin E. Walker	79,861	(12)	3.97%
Jimmie Ann Ward	75,000	(13)	3.73%
Freddie J. Weston, Jr.	15,000		0.75%
All directors,	781,223		38.05%
nominees and named executive officers as a group (13 persons)

(1)	Information relating to beneficial ownership of common stock is based upon “beneficial ownership” concepts set forth in rules of the SEC under Section 13(d) of the Securities Exchange Act of 1934, as amended. Under such rules, a person is deemed to beneficially own shares of the Company’s Common Stock if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. For purposes of this table, a person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days of March 26, 2004, such as by the exercise of stock options, and any such Common Stock not presently outstanding shall be deemed to be outstanding for the purpose of computing the percentage of outstanding securities owned by such person but shall not be deemed outstanding for the purpose of computing the percentage owned by any other person. The percentages are based on 2,008,595 shares of Common Stock outstanding as of March 26, 2004.

(2)	Includes 2,597 shares held as custodian for Mr. Brock’s children, and 1,224 shares owned by Mr. Brock’s wife. Mr. Brock disclaims beneficial ownership of such shares.

(3)	Includes 45,132 shares owned by Mr. Collins’s wife as to which he disclaims beneficial ownership.

(4)	Includes 30,052 shares held by the Gene Crawford Family Trust, of which Ms. Crawford is a trustee. Ms. Crawford disclaims beneficial ownership of such shares.

(5)	Includes the right to acquire 15,000 shares pursuant to currently exercisable warrants.

(6)	Includes 4,788 shares owned by Mr. Denham’s wife as to which he disclaims beneficial ownership.

(7)	Includes 9,000 shares owned by Mr. Ewing’s children as to which he disclaims beneficial ownership.

(8)	Includes the right to acquire 16,000 shares pursuant to currently exercisable warrants.

(9)	Includes 5,000 shares owned by Mr. Moore’s wife as to which he disclaims beneficial ownership.

(10)	Includes 38,990 shares owned by Mrs. Raines’s husband, as to all of which Ms. Raines disclaims beneficial ownership.

(11)	Includes the right to acquire 11,000 shares pursuant to currently exercisable warrants.

(12)	Includes 35,061 owned by the Walker Family Partnership. Also includes 12,300 shares owned by Mr. Walker’s wife as to which he disclaims beneficial ownership.

(13)	Includes 15,000 shares owned by Ms. Ward’s son, as to which she disclaims beneficial ownership.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, and regulations of the SEC thereunder require the Company’s directors, executive officers, and any person beneficially owning more than 10% of the Company’s common stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of the Company’s common stock. Such persons are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) reports they file. Based solely on a review of copies of Section 16(a) filings received by the Company and certain written representations of the Company’s officers and directors, the Company believes, during the fiscal year ended December 31, 2003, each filing required under Section 16(a) was made in a timely manner.

EQUITY COMPENSATION PLAN INFORMATION

	(a) Number of securities to	(b) Weighted-average	(c) Number of securities remaining
	be issued upon exercise of	exercise price of	available for future issuance under
	outstanding options,	outstanding options,	equity compensation plans (excluding
Plan category	warrants and rights	warrants and rights	securities reflected in column (a))
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders	100,000 (1)	$10.00	—

Total	100,000 (1)	$10.00	—

(1) Represents warrants issued to directors of Cumberland National Bank (“Cumberland”), a former subsidiary of the Company, in connection with their service as directors of Cumberland. The Company does not have in effect any equity compensation plans.

CODE OF ETHICS

     The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, and any persons performing similar functions. The Code of Ethics is attached hereto as Appendix C.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     On April 9, 2003, the Company’s directors purchased an aggregate of 61,500 shares of newly-issued non-voting Series A Preferred Stock of the Company, at a purchase price of $10 per share. The net proceeds from such purchase were used by the Company to make a periodic principal payment with respect to a secured line of credit facility.

     During 2001 and 2002, CNB loaned funds to certain of the Company’s executive officers and directors in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

     In July 2003, the Company borrowed $5.1 million from the son of Ms. Ward, a Company director, and used the proceeds of this loan to repay the outstanding balance on a bank line of credit. This loan has an interest rate tied to the prime rate, and calls for quarterly interest payments and annual reduction in principal of 10%. The loan is required to be repaid in full by April 12, 2012. The Company used approximately $2.2 million of the proceeds from the sale of Cumberland National Bank (“Cumberland”), a wholly-owned subsidiary of the Company, in September 2003 to reduce the outstanding principal amount due under this loan to approximately $2.9 million.

OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors is not aware of any matter other than those stated above that are to be brought before the meeting. However, if any other matter should be presented for consideration and voting, the persons named in the enclosed form of proxy intend to vote the proxy in accordance with their judgment of what is in the best interest of the company.

ADDITIONAL INFORMATION

     Any record or beneficial owner of the Company’s Common Stock as of April 20, 2004 may request a copy of the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2003, including financial statements and schedules. Any request for the Form 10-K should be in writing addressed to: Secretary, Community National Bancorporation, 561 East Washington Avenue, Ashburn, Georgia 31714. If the person requesting the Form 10-KSB is not a shareholder of record on April 20, 2004, the person must state that he or she is a beneficial owner of our common stock on that date. Shareholders may also view and download a copy of our Annual Report on Form 10-K from the SEC’s web site at www.sec.gov. We will provide copies of any exhibits to the Form 10-K upon request and upon the payment of our reasonable expenses in furnishing such exhibits.

BY ORDER OF
THE BOARD OF DIRECTORS

/s/ Theron G. Reed Theron G. Reed
President and Chief Executive Officer

April 27, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

MISSION

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its responsibility for oversight of the quality and Integrity of the Company’s accounting, auditing, and reporting practices and of the Company’s system of internal control over financial reporting. The Committee places an emphasis on overseeing the qualitative aspects of financial reporting to shareholders and others, and the policies and controls adopted by the Company to manage business and financial risks and to comply with significant applicable legal, ethical, and regulatory requirements.

RESPONSIBILITIES/REPORTING

The Committee is directly responsible for the appointment, compensation, and oversight of the independent public accounting firm engaged to prepare or issue an audit report on the financial statements of the Company (the “Auditors”), and for the pre-approval of all audit and permissible non-audit services to be provided by the Auditors. The Committee’s specific duties in connection with this direct responsibility and with its oversight role in general are delineated in an Audit Committee Responsibilities Matrix. The Responsibilities Matrix is reviewed at least annually and updated as necessary to reflect changes in legal and regulatory requirements, authoritative guidance and evolving best oversight practices. It is emphasized that the Committee’s role is one of oversight. In other words, management of the Company (and not the Committee) is responsible for designing and implementing the Company’s internal control over financial reporting and for preparing financial statements that are complete, accurate and in accordance with generally accepted accounting principles, and the Auditors (and not the Committee) are responsible for planning and carrying out a proper audit and review of the Company’s financial statements.

In carrying out its oversight responsibilities, the Committee relies on the expertise, integrity and knowledge of management, the internal auditors, outside counsel and the Auditors. Accordingly, the Company is responsible for providing the Committee with the resources necessary for the Committee to fulfill its oversight responsibilities and with all other materials and access to Company personnel as may be requested by the Committee. In discharging its oversight responsibilities, the Committee shall have access to the Company’s regular outside counsel but is also empowered to engage and rely upon the advice of independent counsel and other experts.

In addition to the responsibilities outlined above, the Committee is expected to perform the following actions in the discharge of its responsibilities:

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•	Meet with management and the Auditors upon the completion of the annual audit examination to review the audit process and audited financial statements and footnotes to be included in the Company’s annual report on Form 10-KSB, including:

•	management’s and the Auditors judgment about the quality, not just acceptability, of accounting principles;

•	the Company’s disclosure controls and internal control over financial reporting;

•	the disclosures relating to critical accounting policies; and

•	disclosures relating to off-balance sheet arrangements.

•	Meet with the Auditors in executive sessions without management present to review the results of the audit examination and any other matters required to be communicated to the Committee by the Auditors under generally accepted auditing standards or that the Committee or Auditors believe should be discussed, including the written statement on the Auditors’ independence, as required by Independence Standards Board Standard No. 1.

•	Meet with the internal audit representatives in executive session to discuss the internal audit examination and any other matters that the Committee or internal audit representatives believe should be discussed.

•	Review the interim quarterly financial statements with management and the Auditors prior to the filing of the Company’s quarterly report on Form 10-QSB.

•	Establish procedures regarding the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

•	Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Auditors shall report directly to the Committee. The Committee chairperson shall report to the full Board on behalf of the Committee, giving full disclosure to any views held by a minority of the members of the Committee.

MEMBERSHIP

The Committee shall consist of at least three directors, each of whom is free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out his or her duties as a member of the Committee. The Board shall determine, on an annual basis, whether such members are “independent” as defined under applicable laws and regulations. The chairperson shall be appointed by the full Board. Each member shall also be generally knowledgeable in financial and auditing matters, including the ability to read and understand fundamental financial

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statements. The Board shall determine, on an annual basis, whether one or more members of the Committee is an “audit committee financial expert” as defined under applicable laws and regulations.

AUTHORITY

In discharging its oversight role, the Committee is empowered to conduct or authorize an investigation into any matter, within the scope of its mission, brought to its attention, with full power to retain outside counsel or other experts for this purpose.

ADMINISTRATION

The Committee will meet on a regular basis, including at least once each quarter. The Committee may hold special meetings upon the call of any of its members. At Committee meetings, a majority of the total members shall constitute a quorum. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Auditors and any advisors or counsel employed by the Committee.

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APPENDIX B

COMMUNITY NATIONAL BANCORPORATION
NOMINATING COMMITTEE CHARTER

MISSION

The Board of Directors of Community National Bancorporation (the “Company”) has established a Nominating Committee. The purpose of the Nominating Committee is to identify and recommend to the Board qualified candidates for election or appointment to the Company’s Board of Directors.

MEMBERSHIP

The Nominating Committee shall consist of at least three directors, the exact number to be determined by the Board. Each member of the Nominating Committee shall be free of any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out his or her duties as a member of the Nominating Committee. The Board shall determine, on an annual basis, whether such members are “independent” as defined under applicable laws and regulations. The Chair of the Nominating Committee shall be appointed by the Board. The members of the Nominating Committee may be removed or replaced, and any vacancies on the Nominating Committee filled, by the Board.

RESPONSIBILITIES

The responsibilities of the Nominating Committee shall include:

•	Identifying and recommending to the Board qualified candidates for election or appointment to the Board of Directors; and

•	Considering and recommending to the Board the number of members that should serve on the Board of Directors;

•	To the extent the Nominating Committee deems appropriate, developing policies and procedures relating to:

•	The recommendation of candidates for the Board by shareholders of the Company, and the policies under which such candidates will be considered by the Nominating Committee;

•	Minimum qualifications required of nominees for the Board;

•	Requirements for director attendance at annual meetings of the Company’s shareholders; and

•	Shareholder communications with the Board.

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MEETINGS

The Nominating Committee will meet on a regular basis, including at least annually. The Nominating Committee may hold special meetings upon the call of the Chair of the Nominating Committee. At Nominating Committee meetings, a majority of the total members shall constitute a quorum.

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APPENDIX C

Community National Bancorporation
CODE OF ETHICS

1.	GENERAL GUIDELINES

Community National Bancorporation (the “Corporation”) and its principal executive officer, principal financial officer, principal accounting officer or controller, and any person performing similar functions (“Senior Officers”) are committed to conducting business in accordance with the highest ethical standards. The maintenance of the highest standards of honesty and integrity is essential to the performance of the Corporation’s business and the maintenance of the public’s trust.

In general terms, Senior Officers must avoid possible misconduct and conflicts of interest through informed judgment and careful regard for the standards of conduct and responsibilities set forth in this Code. In all situations, including those where there are no applicable legal principles, or the law is unclear or in conflict, Senior Officers are expected to conduct themselves in a manner that can be supported by management and to exercise good judgment in the discharge of their responsibilities.

Personal and financial affairs of each Senior Officer are to be conducted on a sound ethical and legal basis. Senior Officers should exercise prudence and restraint in personal financial affairs in order to avoid debts or other financial obligations that are, or might appear to be, significantly out of proportion to the Individual’s financial statement and personal or family financial condition. A Senior Officer should disclose any personal financial problem that affects, or might reasonably be expected to affect, his or her judgment or decision in any Corporation matter or decision entrusted to him or her.

Compliance with this Code will be the personal responsibility of every Senior Officer.

This Code is intended to set standards that are reasonably designed to deter wrongdoing and to promote:

a.	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

b.	Avoidance of conflicts of interest, including disclosure to an appropriate person or persons identified in the Code of any material transaction or relationship that reasonably could be expected to give rise to such a conflict;

c.	Full, fair, accurate, timely and understandable disclosure in reports and documents that the Corporation files with, or submits to, the Securities and Exchange Commission and in other public communications made by the Corporation;

d.	Compliance with applicable governmental laws, rules and regulations;

e.	The prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and f. Accountability for adherence to the Code.

f.	Accountability for adherence to the Code.

2.	CONFLICTS OF INTEREST

a.	Corporate Policy

All Senior Officers must avoid potential conflicts of interest. A potential conflict exists whenever a Senior Officer has an outside Interest – direct or indirect – which conflicts with the individual’s duty to the Corporation or adversely affects the Individual’s judgment in the discharge of his or her responsibilities at the Corporation. The appearance of a conflict of interest may be just as damaging to the Corporation’s reputation as a real conflict of interest and is just as difficult for the individual involved to discern. All Senior Officers are expected to examine their actions from time to time and inquire whether a reasonable, disinterested observer – a customer, a supplier, a shareholder, a member of the media or a governmental agency – would have any grounds to believe that:

1.	The confidential nature of account relationships has been breached;

2.	Fiduciary responsibilities have been handled in a less than prudent manner;

3.	Business has been done with the Corporation on the basis of friendship, family ties, gift receiving or giving, or to curry favor with special interest groups;

4.	The Corporation’s name has been used as leverage by a Senior Officer to enhance his or her own opportunities when dealing with others in his or her political, investment, or retail purchasing activities; or

5.	The needs of the public have not been considered in making business decisions.

In the event a potential conflict of interest arises involving a Senior Officer, its nature and extent should be fully disclosed immediately to the Audit Committee of the Corporation’s Board of Directors.

b.	Outside Employment

Senior Officers should largely avoid outside employment, including the performing of any services for compensation, to avoid potential conflicts of interest and excessive demands on one’s time. In any event, outside employment may not be undertaken unless approved by Corporation’s Board of Directors. Outside employment must not interfere with job performance or have the appearance of a conflict of interest with the Corporation.

c.	Participation in Public Affairs

The Corporation encourages its Senior Officers to have a full awareness and interest in civic and political responsibility. Each Senior Officer shall have the opportunity to support community activities or the political process, as he or she desires. Voluntary efforts for civic activities normally take place outside of regular business hours. If voluntary work requires corporate time, prior approval should be obtained from the Board of Directors. The use of normal working time in connection with activities related to a primary or general election for political office or for a political convention or caucus is prohibited. In all cases, Senior Officers involved in civic or political activities do so as individuals and not as representatives of the Corporation.

d.	Corporate Directorships, Public Offices and Commissions

Senior Officers considering election or appointment to corporate boards, public offices, or commissions, or as an officer or director of a nonprofit organization, must be certain that serving in such capacity will not place them in a position where a potential conflict of interest may exist. Any questions concerning the propriety of participation in such activities should be brought to the attention of the Board of Directors.

Unless specifically approved by the Board of Directors, no Senior Officer shall serve on the board of directors of any entity which:

1.	Competes with the Corporation;

2.	Is in substantial default to the Corporation on any loan, contract, or other obligation, or

3.	Is involved in any controversy or litigation with the Corporation.

3.	DISCLOSURE OF INFORMATION

The use of confidential information obtained through or as a consequence of employment at the Corporation must be limited to the proper conduct of the Corporation’s business. A Senior Officer may not use or permit others to use confidential or insider information for personal benefit. All forms, training materials and documents are the sole property of the Corporation and may not be reproduced or retained for the private use while employed or upon separation from the Corporation. Disclosure of confidential information within the Corporation will be restricted to those having a proper need for such information. The use of confidential information about one customer to further the private interests of another customer is prohibited.

Disclosure of information in any form necessary in the course of the Corporation’s business such as, but not limited to, reports and documents that are filed with, or submitted to, the Securities and Exchange Commission and in other public communications (i.e. Annual Report to the Shareholders) are to be made in a full, fair, accurate, timely and understandable manner. Furthermore, any Senior Officer in possession of material information must not disclose such information before its public disclosure and must take steps to ensure that the Corporation complies with its timely disclosure obligations.

4.	FINANCIAL RECORDS AND REPORTING

Senior Officers shall:

a.	Establish appropriate systems and procedures to ensure that business transactions are recorded on the Corporation’s books in accordance with Generally Accepted Accounting Principals, established corporate policy, and appropriate regulatory pronouncements and guidelines;

b.	Establish appropriate policies and procedures for the protection and retention of accounting records and information as required by applicable law, regulation, or regulatory guidelines;

c.	Establish and administer financial accounting controls that are appropriate to ensure the integrity of the financial reporting process and the availability of timely, relevant information for the safe, sound, and profitable operation of the Corporation; and

d.	Completely disclose all relevant information reasonably expected to be needed by the regulatory authorities and internal and external auditors to facilitate the full, complete, and successful discharge of their duties and responsibilities.

5.	COMPLIANCE WITH LAWS

The business of the Corporation shall be conducted in strict compliance with both the letter and spirit of applicable governmental laws, rules and regulations, whether local, state, federal or foreign, including securities laws and regulations, accounting standards, accounting controls and audit practices. If a law conflicts with a policy in this Code, the law prevails and shall be complied with.

All Senior Officers must comply with all applicable laws, regulations, rules and regulatory orders. Senior Officers must acquire appropriate knowledge of the requirements relating to their duties sufficient to enable them to recognize potential dangers and to know when to seek advice from the Internal Auditor, the Audit Committee or the Corporation’s legal counsel. If a Senior Officer suspects any violation regarding accounting methods or procedures, internal accounting controls, or auditing matters, he or she should immediately contact the Audit Committee. Violations of laws, regulations, rules and orders may subject the Senior Officer to individual criminal or civil liability, as well as to disciplinary action by the Corporation. Such individual violations may also subject the Corporation to civil or criminal liability, as well as loss of business and trust of the public.

This Code and the law prohibits reprisals, threats or retribution against any person who in good faith reports a violation or a suspected violation of law, this Code or other corporate policies, or assists in any investigation or process with respect to such a violation.

6.	IMPROPER USE OF CORPORATE POSITION OR PROPERTY

a.	Gifts Received by Senior Officers

The Corporation expects its Senior Officers to render efficient and courteous service to its customers at all times without expectation of reward. No Senior Officer shall give or accept any cash, fee, commission, discounts, special accommodations, favors, gratuities, tips, services, or any other thing of value, or the use of the property or facilities, in excess of $25 in value, to or from anyone with whom such person is negotiating, soliciting, or being solicited for business on behalf of the Corporation.

The Corporation does recognize that situations arise when it might be appropriate to accept items of value from another. Such situations include:

1.	Reasonable entertainment at luncheon, dinner, or business meetings with present and prospective customers and suppliers when reciprocity of the expenditure on a comparable basis is likely to occur and is properly chargeable as a business expense;

2.	Unsolicited advertising or promotional materials (e.g. pens and calendars);

3.	Awards by charitable, educational, civic, or religious organizations for meritorious contributions or service; or

4.	Gifts or bequests based upon family relationships.

b.	Preferential Treatment

No Senior Officer shall acquire or appropriate to his own personal use any of the Corporation’s property or services, on the basis of or under situations not available to members of the public, except for the following:

1.	Special employees’ programs/services; or

2.	Purchase of property from the Corporation, provided the purchase price is equal to the fair market value and such value is properly documented.

c.	Community Involvement

Federal and state laws prohibit or restrict participation in certain political processes by the Corporation, including the use of its property, equipment, supplies and facilities. It is illegal to use corporate funds for the purpose of making contributions or expenditures in connection with elections to any local, state and federal office. However, corporate funds and assets may be used for limited political purposes, such as:

1.	Establishing political action committees to solicit contributions to separate political funds to be utilized for political purposes,

2.	Communicating direct political messages to shareholders; or

3.	Implementing non-partisan voter registration or “get-out-the vote” campaigns.

Senior Officers are not discouraged from making personal contributions to candidates or political parties of their choice. No pressure, either direct or indirect, will be used by the Corporation that infringes on an officer’s right to decide to whom political contributions will be made.

d.	Improper Transactions and Payments

It Is commonly recognized that there Is a direct correlation between illegal or improper payments and inaccurate records. Therefore, the following principles should be observed:

1.	All transactions or conduct of Corporation business must be properly reflected in the Corporation’ books;

2.	No secret, unrecorded funds of corporate money or other assets may be established or maintained;

3.	Any payment is prohibited if no record of its disbursement is entered in the Corporation’s accounting records; and

4.	Making false and fictitious entries in the books or records of the Corporation or issuing false or misleading documents is prohibited and in most circumstances will constitute a criminal offense.

7.	ANTITRUST COMPLIANCE

a.	Relationships with Competitors

In providing its full range of financial services, the Corporation engages in vigorous, yet fair and open competition. The Senior Officers are expected to observe the highest standards of ethical conduct in relationships with competitors. It is the Corporation’s policy to emphasize the quality and competence of its services and staff rather than to criticize those of competitors.

Senior Officers are prohibited from entering into arrangements with competitors for the purpose of setting or controlling prices, rates, trade practices, marketing policies, or disclosing to competitors future plans of the Corporation that have not been disclosed generally to the public.

b.	Tie-Ins and Executive Dealings

The Corporation will not in any manner extend credit or lease or sell property of any kind, furnish any services, or fix or vary the consideration for any of the foregoing, on the condition or requirement that:

1.	That the customer obtain any additional service from the Corporation;

2.	That the customer provide some additional service to the Corporation; or

3.	That the customer refrain from obtaining any service from a competitor of the Corporation.

8.	ADMINISTRATION OF THE CODE OF ETHICS

The Board of Directors has adopted this Code of Ethics and has delegated to the Audit Committee the responsibility for its administration throughout the Corporation.

It is the responsibility of each Senior Officer to become familiar with this Code and to abide by the letter and spirit of its provisions at all times. All Senior Officers have been provided with a copy of the Code.

This Code of Ethics is for the protection of the Corporation and its customers. It is not intended to bestow any contractual rights on employees. The Code may be changed by the Board of Directors at any time.

9.	DISCIPLINARY ACTIONS

The matters covered in this Code are of the utmost importance to the Corporation, its shareholders and the public and are essential to the Corporation’s ability to conduct business in accordance with its stated objectives and values. All Senior Officers are expected to adhere to the rules laid out in this Code in carrying out their duties for the Corporation.

The Corporation will take appropriate action against any Senior Officer whose actions are likely to violate any law, this Code or other corporate policy. Disciplinary actions may include immediate termination of employment. Where the Corporation has suffered a loss, it may pursue civil remedies against the individuals responsible. Where laws have been violated, the Corporation will cooperate fully with the appropriate authorities in the prosecution of the individuals responsible.

COMMUNITY NATIONAL BANCORPORATION

     The undersigned hereby appoints Theron G. Reed, to act, with full power of substitution and revocation, as proxy to appear and vote on behalf of the undersigned at the Annual Meeting of Shareholders of Community National Bankcorporation (the “Company”) to be held at The Thrasher House, 720 Hudson Avenue, Ashburn, Georgia 31714, on May 26, 2004 and at any adjournments or postponements thereof, for the following purposes:

1.   ELECTION OF DIRECTORS

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Class II (terms expiring 2007)

LLOYD GREER EWING       GRADY ELMER MOORE      SARA RUTH RAINES      JOE SHEPPHARD

(INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s), write the Name(s) of such Nominee(s) immediately below.)

2.	In his discretion, upon such other matters in connection wit the foregoing or otherwise as may properly come before the meeting and any adjournments or postponements thereof, all as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement, receipt of which is hereby acknowledged.

This Proxy will be voted as directed, or, if no direction is indicated, will be voted “FOR” the above matters. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF COMMUNITY NATIONAL BANCORPORATION.

IMPORTANT: Please date this proxy and sign exactly as your name or names appear above. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give your full title(s).

Do you plan to attend the Annual Meeting of Shareholders?   ☐  Yes     ☐  No

Dated:	, 2004

Signature

Signature if held jointly

IMPORTANT: PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAMES OR NAMES APPEAR ABOVE.